EXHIBIT 99.2

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                         COUNTRYWIDE HOME LOANS, INC.
                                    Seller





                                  CWABS, INC.
                                   Purchaser





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                              PURCHASE AGREEMENT
                           Dated as of June 30, 2004

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                REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES,
                                 Series 2004-E







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                               Table of Contents
                                                                           Page
                                                                           ----


                                   ARTICLE I
                                  DEFINITIONS

Section 1.01.    Definitions....................................... ..........3


                                  ARTICLE II
               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01.    Sale of the Mortgage Loans...................................4
Section 2.02.    Obligations of Seller Upon Sale..............................4
Section 2.03.    Payment of Purchase Price for the Mortgage Loans.............7


                                  ARTICLE III
              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01.    Seller Representations and Warranties........................7
Section 3.02.    Seller Representations and Warranties Relating to
                 the Mortgage Loans...........................................8


                                  ARTICLE IV
                              SELLER'S COVENANTS

Section 4.01.    Covenants of the Seller.....................................17


                                   ARTICLE V
                                   SERVICING

Section 5.01.    Servicing...................................................18


                                  ARTICLE VI
                                  TERMINATION

Section 6.01.    Termination.................................................18


                                  ARTICLE VII
                           MISCELLANEOUS PROVISIONS

Section 7.01.    Amendment...................................................18
Section 7.02.    Governing Law...............................................18
Section 7.03.    Notices.....................................................18
Section 7.04.    Severability of Provisions..................................19
Section 7.05.    Counterparts................................................19

Section 7.06.    Further Agreements..........................................19
Section 7.07.    Successors and Assigns: Assignment of Purchase Agreement....19
Section 7.08.    Survival....................................................20

SCHEDULES AND ANNEXES

Schedule I       ............................................................23
Schedule II      ............................................................24
Annex I          .......................................................Ann-1-1

     THIS PURCHASE AGREEMENT, dated as of June 30, 2004 (the "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation (the "Seller"), and CWABS, INC., a Delaware corporation (the "Purchaser"),

                             W I T N E S S E T H:

     WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness indicated on Schedule I and certain other notes or other evidence of indebtedness made or to be made in the future, and Related Documentation; and

     WHEREAS, by the date of their transfer, the Seller will own the mortgages on the properties securing the Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any hazard insurance policies on the Mortgaged Properties; and

     WHEREAS, the Seller wants to sell the Mortgage Loans to the Purchaser pursuant to this Agreement; and

     WHEREAS, pursuant to the Sale and Servicing Agreement, of even date with this Agreement (the "Sale and Servicing Agreement"), among the Purchaser, as depositor, the Seller, as sponsor and master servicer, the Trust, and the Indenture Trustee, the Purchaser will transfer the Mortgage Loans to the Trust;

     NOW, THEREFORE, the parties agree as follows.



                                  ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions.

     Capitalized terms used in this Agreement that are not otherwise defined have the meanings given to them in the Indenture, and if not defined there, in the Sale and Servicing Agreement. In addition, Section 1.04 (Rules of Construction) of the Indenture is incorporated by reference with appropriate substitution of this Agreement for references in that Section to the Indenture so that the language of that Section will read appropriately as applying to this Agreement.

                                  ARTICLE II

               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.01. Sale of the Mortgage Loans.

     (a) The Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller hereby transfers to the Purchaser, without recourse, all of its right, title and interest existing now or in the future in,

          (i) each Mortgage Loan, including its Asset Balance (including all Additional Balances), the related Mortgage File, all property that secures the Mortgage Loan, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

          (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

          (iii) the Seller's rights under the hazard insurance policies;

          (iv) all rights under any guaranty executed in connection with a Mortgage Loan;

          (v) all other assets included or to be included in the Trust for the benefit of the Noteholders and the Credit Enhancer; and

          (vi) all proceeds of the foregoing.

     (b) By the sale of the Mortgage Loan and its Additional Balances, the Seller has sold to the Purchaser, and the Purchaser has purchased from the Seller, each future draw of new borrowing under the related Credit Line Agreement. The Purchaser shall pay the Seller for each Additional Balance in cash in an amount equal to the principal amount of the Additional Balance as it arises. The Trust, the Seller, and the Purchaser may agree to a netting arrangement in connection with this transaction, when appropriate, rather than actually moving cash.

     Section 2.02. Obligations of Seller Upon Sale.

     In connection with any transfer pursuant to Section 2.01, the Seller further agrees, at its own expense:

     (a) to deliver to the Purchaser by the Closing Date a Mortgage Loan Schedule containing an accurate list of all Mortgage Loans, specifying for each Mortgage Loan, among other things, its account number and its Cut-off Date Asset Balance; and

     (b) to indicate in its books and records that the Mortgage Loans have been sold to the Indenture Trustee, as assignee of the Purchaser, pursuant to this Agreement by the Closing Date for the Mortgage Loans.

     The Mortgage Loan Schedule is Exhibit A to the Sale and Servicing Agreement and shall also be marked as Schedule I to this Agreement and is hereby incorporated into this Agreement.

     The Seller agrees to perfect and protect the Purchaser's interest in each Mortgage Loan and its proceeds by preparing, executing, and filing a UCC-1 Financing Statement with the Secretary of State in the State of New York describing the Mortgage Loans and naming the Seller as debtor and the Purchaser as secured party and indicating that the Mortgage Loans have been assigned to the Trust and all necessary Continuation Statements and any additional UCC-1 Financing Statements due to a change in the name or the state of incorporation of the Seller. The Financing Statement shall be filed by the Closing Date. This Financing Statement will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

     The Purchaser agrees to perfect and protect the Trust's interest in each Mortgage Loan and its proceeds by preparing, executing, and filing a UCC-1 Financing Statement with the Secretary of State in the State of Delaware describing the Mortgage Loans and naming the Purchaser as debtor and the Trust as secured party (and indicating that the Mortgage Loans have been pledged to the Indenture Trustee) and all necessary Continuation Statements and any additional UCC-1 Financing Statements due to a change in the name or the state of incorporation of the Purchaser. The Financing Statement shall be filed by the Closing Date. This Financing Statement will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

     In connection with any transfer by the Seller, the Seller shall deliver to the order of the Purchaser the following documents for each Mortgage Loan (the "Related Documentation"):

          (i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced, or destroyed, together with a copy of the related Mortgage Note;

          (ii) unless the Mortgage Loan is registered on the MERS(R) System, an original assignment of mortgage in blank in recordable form;

          (iii) the original recorded mortgage with evidence of recording on it (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan) or, if the original recorded mortgage with evidence of recording on it cannot be delivered by the Closing Date because of a delay caused by the public recording office where the original Mortgage has been delivered for recordation or because the original Mortgage has been lost, the

     Seller shall deliver to the Indenture Trustee an accurate copy of the mortgage, together with (i) when the delay is caused by the public recording office, an Officer's Certificate of the Seller or the Purchaser stating that the original mortgage has been dispatched to the appropriate public recording official or (ii) when the original mortgage has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

          (iv) any original intervening assignments needed for a complete chain of title to the Trust with evidence of recording on them, or, if any original intervening assignment has not been returned from the applicable recording office or has been lost, an accurate copy of it, together with (i) when the delay is caused by the public recording office, an Officer's Certificate of the Seller or the Purchaser stating that the original intervening assignment has been dispatched to the appropriate public recording official for recordation or (ii) when the original intervening assignment has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

          (v) a title policy for each Mortgage Loan with a Credit Limit in excess of $100,000;

          (vi) the original of any guaranty executed in connection with the Mortgage Note;

          (vii) the original of each assumption, modification, consolidation, or substitution agreement relating to the Mortgage Loan; and

          (viii) any security agreement, chattel mortgage, or equivalent instrument executed in connection with the Mortgage.

     The Related Documentation will be delivered:

          (i) no later than the Closing Date, with respect to no less than 50% of the Mortgage Loans,

          (ii) no later than the twentieth day after the Closing Date, with respect to no less than 40% of the Mortgage Loans in addition to those delivered on the Closing Date, and

          (iii) within thirty days following the Closing Date, with respect to the remaining Mortgage Loans.

     The Seller confirms to the Purchaser that, as of the Closing Date, it has caused the portions of the Electronic Ledger relating to the Mortgage Loans maintained by the Seller to be clearly and unambiguously marked to indicate that the Mortgage Loans have been sold to the Purchaser, and sold by the Purchaser to the Trust, and Granted by the Trust to the Indenture Trustee, and that a purchase of those Mortgage Loans from the Seller or the Purchaser will violate the rights of the Trust, as secured party with respect to those Mortgage Loans. By the applicable date of substitution, the Seller shall cause the portions of the Electronic Ledgers relating to the relevant Eligible Substitute Mortgage Loans, as the case may be, to be clearly and unambiguously marked, and shall make appropriate entries in its general accounting records, to indicate that those Mortgage Loans have been transferred to the Trust at the direction of the Purchaser and that they have been Granted by the Trust to the Indenture Trustee, and that a purchase of the Mortgage Loans from the Seller or the Purchaser will violate the rights of the Trust, as secured party with respect to those Mortgage Loans.

     The Purchaser accepts all right, title and interest of the Seller existing now or in the future in the Mortgage Loans and other property transferred to it pursuant to this Section.

     Notwithstanding the characterization of the Notes as debt for federal, state, and local income and franchise tax purposes, the transfer of the Mortgage Loans is a sale by the Seller to the Purchaser of all the Seller's interest in the Mortgage Loans and other property described above. However, if the transfer were to be characterized as a transfer for security and not as a sale, then the Seller hereby Grants to the Purchaser a Security Interest in all of the Seller's right, title and interest in the Mortgage Loans and other property described above, whether existing now or in the future, to secure all of the Seller's obligations under this Agreement; and this Agreement shall constitute a Security Agreement under applicable law.

     Section 2.03. Payment of Purchase Price for the Mortgage Loans.

     (a) In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to transfer to the Seller on the Closing Date the purchase price for the Mortgage Loans provided in the Adoption Annex.

     (b) Reserved.



                                 ARTICLE III

              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

     Section 3.01. Seller Representations and Warranties.

     The Seller represents and warrants to the Purchaser as of the Closing
Date:

     (a) The Seller is a New York corporation, validly existing and in good standing under the laws of the State of New York, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

     (b) The Seller has the power and authority to make, execute, deliver, and perform this Agreement and all of the transactions contemplated by this Agreement, and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute the valid and legally binding obligation of the Seller enforceable in accordance with its terms;

     (c) The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau, or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement, except for any consents, licenses, approvals or authorizations, or registrations or declarations, that have been obtained or filed, as the case may be, before the Closing Date;

     (d) The execution, delivery, and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which the Seller is a party or by which the Seller may be bound; and

     (e) No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Notes that in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

     The representations and warranties in this Section shall survive the transfer of the Mortgage Loans to the Purchaser. The Seller shall cure a breach of any representations and warranties in accordance with the Sale and Servicing Agreement. The remedy specified in the Sale and Servicing Agreement shall constitute the sole remedy against the Seller respecting any breach.

     Section 3.02. Seller Representations and Warranties Relating to the Mortgage Loans.

     The Seller represents and warrants to the Purchaser as of the Cut-off Date, unless otherwise specifically set forth in this Agreement:

          (i) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution) this Agreement constitutes a valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

          (ii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution) either and with respect to each Loan Group

               (A) this Agreement constitutes a valid transfer to the Purchaser of all right, title, and interest of the Seller in the Mortgage Loans, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date), all proceeds of the Mortgage Loans, and all other property specified in Section 2.01(a) or (b) of the Sale and Servicing Agreement, as applicable, and the Sale and Servicing Agreement constitutes a valid transfer to the Trust of the foregoing property such that, on execution of the Sale and Servicing Agreement, it is owned by the Trust free of all liens and other encumbrances, and is part of the corpus of the Trust transferred to the Trust by the Purchaser, and upon payment for the Additional Balances, this Agreement and the Sale and Servicing Agreement will constitute a valid transfer to the Trust of all interest of the Seller in the Additional Balances, all proceeds of the Additional Balances, and all other property specified in Section 2.01(a) of the Sale and Servicing Agreement relating to the Additional Balances free of all liens and other encumbrances, and the Indenture constitutes a valid Grant of a Security Interest to the Indenture Trustee in that property, and the Indenture Trustee has a first priority perfected Security Interest in the property, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of
          Section 3.02(b) of the Sale and Servicing Agreement, or

               (B) this Agreement and the Sale and Servicing Agreement constitute a Grant of a Security Interest to the Owner Trustee on behalf of the Trust and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in the property described in clause (A) above. If this Agreement and the Sale and Servicing Agreement constitute the Grant of a Security Interest to the Trust and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in such property, the Indenture Trustee will have a first priority perfected Security Interest in the property, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of
          Section 3.02(b) of the Sale and Servicing Agreement. This Security Interest is enforceable as such against creditors of and purchasers from the Trust, the Purchaser, and the Seller.

          (iii) The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Collateral other than any financing statement
     (A) relating to the Security Interests granted to the Depositor, the Trust, or the Indenture Trustee hereunder, pursuant to the Sale and Servicing Agreement or pursuant to the Indenture, (B) that has been terminated, or (C) that names the Depositor, the Trust, or the Indenture Trustee as secured party.

          (iv) As of the Closing Date, the information in the Mortgage Loan Schedule for the Mortgage Loans is correct in all material respects. As of the applicable date of substitution for an Eligible Substitute Mortgage Loan, the information with respect to the Eligible Substitute Mortgage Loan in the Mortgage Loan Schedule is correct in all material respects. As of the date any Additional Balance is created, the information as to the Mortgage Loan identification number and the Additional Balance of that Mortgage Loan reported for inclusion in the Mortgage Loan Schedule is correct in all material respects.

          (v) The Mortgage Loans have not been assigned or pledged, and the Seller is its sole owner and holder free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the Mortgage Loans, to transfer it pursuant to this Agreement.

          (vi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the related Mortgage Note and the mortgage for each Mortgage Loan have not been assigned or pledged, and immediately before the sale of the Mortgage Loans to the Purchaser, the Seller was the sole owner and holder of the Mortgage Loan free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the Mortgage Loans, to transfer it pursuant to this Agreement.

          (vii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the related mortgage is a valid and subsisting first or second lien on the property described in it, as shown on the Mortgage Loan Schedule with respect to each related Mortgage Loan, and as of the Cut-off Date or date of substitution, as applicable, the related Mortgaged Property is free of all encumbrances and liens having priority over the first or second lien, as applicable, of the mortgage except for liens for

               (A) real estate taxes and special assessments not yet delinquent;

               (B) any first mortgage loan secured by the Mortgaged Property and specified on the Mortgage Loan Schedule;

               (C) covenants, conditions and restrictions, rights of way, easements, and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and

               (D) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the mortgage.

          (viii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no obligor has a valid offset, defense, or counterclaim under any Credit Line Agreement or mortgage.

          (ix) To the best knowledge of the Seller, as of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no related Mortgaged Property has any delinquent recording or other tax or fee or assessment lien against it.

          (x) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no proceeding is pending or, to the best knowledge of the Seller, threatened for the total or partial condemnation of the related Mortgaged Property, and the property is free of material damage and is in good repair;

          (xi) To the best knowledge of the Seller, as of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no mechanics' or similar liens or claims have been filed for work, labor, or material affecting the related Mortgaged Property that are, or may be, liens prior or equal to the lien of the related mortgage, except liens that are fully insured against by the title insurance policy referred to in clause (xv).

          (xii) No Minimum Monthly Payment on a Mortgage Loan being transferred on the Closing Date is more than 59 days delinquent (measured on a contractual basis) and no Minimum Monthly Payment on any other Mortgage Loan subsequently being transferred is more than 30 days delinquent (measured on a contractual basis) on the relevant transfer date and no more than the applicable percentage for each Loan Group of the Mortgage Loans in that Loan Group specified in the Adoption Annex being transferred on the Closing Date (by Cut-off Date Loan Balance) were 30-59 days delinquent (measured on a contractual basis).

          (xiii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), for each Mortgage Loan, the related Mortgage File contains each of the documents specified to be included in it.

          (xiv) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the related Mortgage Note and the related mortgage at origination (a) complied in all material respects with applicable state and federal laws, including all applicable predatory and abusive lending laws, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to the Mortgage Loan, and the servicing practices used by the Master Servicer with respect to each Mortgage Loan have been consistent with the practices and the degree of skill and care the Master Servicer exercises in servicing for itself loans that it owns that are comparable to the Mortgage Loans; (b) no Mortgage Loan is classified as (1) a "high cost" loan under the Home Ownership and Equity Protection Act of 1194 or (2) a "high cost," "threshold," "covered," "predatory" or similar loan under any other applicable state, federal or local law that applies to mortgage loans (or a similar classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points, or fees); and (c) no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; with respect to the foregoing subsection (c), "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the Standard & Poor's LEVELS(R) Glossary attached as Schedule II (the "Glossary") where (x) a "High Cost Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) "Covered Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State of jurisdiction specified in such table.

          (xv) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), either a lender's title insurance policy binder was issued or guaranty of title customary in the relevant jurisdiction was obtained, on the date of origination of the Mortgage Loan being transferred on the relevant date and each policy is valid and remains in full force.

          (xvi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

          (xvii) No more than the percentage specified in the Adoption Annex of the Mortgage Loans in each Loan Group, by aggregate principal balance of the related Mortgage Loans, are secured by Mortgaged Properties located in one United States postal zip code.

          (xviii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Combined Loan-to-Value Ratio for each Mortgage Loan in each Loan Group was not in excess of the percentage specified in the Adoption Annex.

          (xix) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no selection procedure reasonably believed by the Seller to be adverse to the interests of the Transferor, the Noteholders, or the Credit Enhancer was used in selecting the Mortgage Loans.

          (xx) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Seller has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay, or defraud any of its creditors.

          (xxi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which the Minimum Monthly Payment is due.

          (xxii) The Mortgage Notes constitute either "instruments" or "general intangibles" as defined in the UCC.

          (xxiii) By the Closing Date (or, within 30 days of the applicable date of substitution with respect to any Eligible Substitute Mortgage
     Loan), the Sponsor will file UCC-1 financing statements in the proper filing office in the appropriate jurisdiction to perfect the Security Interest in the Collateral Granted under the Indenture.

          (xxiv) The Mortgage Notes that constitute or evidence the Collateral do not have any marks or notations indicating that they have been pledged, assigned, or otherwise transferred to any person other than the Purchaser, the Trust, or the Indenture Trustee. All financing statements filed or to be filed against the Seller in favor of the Purchaser, the Trust, or the Indenture Trustee in connection with this Agreement, the Sale and

     Servicing Agreement, or the Indenture describing the Collateral contain a statement to the following effect: "A purchase of the Mortgage Loans included in the collateral covered by this financing statement will violate the rights of the Purchaser, the Trust, or the Indenture Trustee."

          (xxv) As of the Closing Date, the Seller will have received a written acknowledgement from the Custodian that is acting solely as agent of the Indenture Trustee.

          (xxvi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related mortgagor.

          (xxvii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Master Servicer.

          (xxviii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution) , the definition of "prime rate" in each Credit Line Agreement relating to a Mortgage Loan does not differ materially from the definition in the form of Credit Line Agreement in Exhibit B of the Sale and Servicing Agreement.

          (xxix) The weighted average remaining term to maturity of the Mortgage Loans in each Loan Group on a contractual basis as of the Cut-off Date is approximately the number of months specified for that Loan Group in the Adoption Annex. On each date that the Loan Rates have been adjusted, interest rate adjustments on the Mortgage Loans were made in compliance with the related mortgage and Mortgage Note and applicable law. Over the term of each Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap. The Loan Rate Cap for the Mortgage Loans ranges between the percentages specified in the Adoption Annex for that Loan Group and the weighted average Loan Rate Cap is approximately the percentage specified in the Adoption Annex for that Loan Group. The Gross Margins for the Mortgage Loans in each Loan Group range between the percentages specified in the Adoption Annex for that Loan Group and the weighted average Gross Margin is approximately the percentage specified in the Adoption Annex for that Loan Group as of the Cut-off Date. The Loan Rates on the Mortgage Loans in each Loan Group range between the percentages specified in the Adoption Annex for that Loan Group and the weighted average Loan Rate on the Mortgage Loans is approximately the percentage specified in the Adoption Annex for that Loan Group. The original principal balances (by credit limit) of the

     Mortgage Loans in each Loan Group that conform to Fannie Mae or Freddie Mac guidelines is approximately the percentage specified in the Adoption Annex.

          (xxx) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected on it, or an individual condominium unit, planned unit development unit, or townhouse.

          (xxxi) No more than the percentage specified in the Adoption Annex (by Cut-off Date Loan Balance) for each Loan Group of the Mortgage Loans in the related Loan Group are secured by real property improved by individual condominium units, units in planned unit developments, townhouses or two-to-four family residences erected on them, and at least the percentage specified in the Adoption Annex (by Cut-off Date Loan Balance) for each Loan Group of the Mortgage Loans in the related Loan Group are secured by real property with a detached one-family residence erected on them;

          (xxxii) The Credit Limits on the Mortgage Loans in each Loan Group range between approximately the dollar amounts specified in the Adoption Annex for that Loan Group with an average of approximately the dollar amount specified in the Adoption Annex for that Loan Group. As of the Cut-off Date, no Mortgage Loan in either Loan Group had a principal balance in excess of approximately the dollar amount specified in the Adoption Annex for that Loan Group and the average principal balance of the Mortgage Loans in each Loan Group is equal to approximately the dollar amounts specified in the Adoption Annex for that Loan Group.

          (xxxiii) Approximately the percentages specified in the Adoption Annex of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are secured by first and second liens.

          (xxxiv) As of the Closing Date, no more than the percentage specified in the Adoption Annex for each Loan Group of the Mortgage Loans, by aggregate principal balance, were appraised electronically.

          (xxxv) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no default exists under any Mortgage Note or Mortgage Loan and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default under any Mortgage Note or Mortgage Loan has occurred and been waived. As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no modifications to the Mortgage Notes and Mortgage Loans have been made and not disclosed.

          (xxxvi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Mortgage Loan was originated in accordance with the Sponsor's underwriting guidelines and the Sponsor had no knowledge of any fact that would have caused a reasonable originator of mortgage loans to conclude on the date of origination of each Mortgage Loan that each such Mortgage Loan would not be paid in full when due.

          (xxxvii) To the best knowledge of the Seller at the time of origination of each Mortgage Loan, no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning and subdivision laws or ordinances.

          (xxxviii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

          (xxxix) Based upon the drawn balances of the Mortgage Loans, the Mortgage Loans had the characteristics set out in the Adoption Annex for each Loan Group in respect of the following: weighted average Combined Loan-to-Value Ratio; range of Combined Loan-to-Value Ratios; percentage of primary residences; weighted average FICO score; range of FICO scores; Weighted Average Net Loan Rate; range of net Loan Rates; weighted average original stated term to maturity; range of original term to maturity; range of remaining term to maturity; average drawn balance; weighted average utilization ratio; percentage of the Mortgage Loans which have their respective Mortgaged Properties located in the top five states, measured by aggregate drawn balances.

          (xl) Any Mortgage Loan that has been modified in any manner has been so modified in accordance with the policies and procedures of the Servicer and in a manner that was permitted by the Sale and Servicing Agreement, the Indenture, and any other Transaction Document.

          (xli) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended) by an entity that satisfied at the time of origination the requirements of
     Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

          (xlii) At the time each Mortgage Loan was originated, the Sponsor is an approved seller of conventional mortgage loans for Fannie Mae and Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

     If the substance of any representation or warranty under the Sale and Servicing Agreement or in this Section made to the best of the Seller's knowledge or as to which the Seller has no knowledge is inaccurate and the inaccuracy materially and adversely affects the interest of the Purchaser or its assignee in the related Mortgage Loan, then, notwithstanding that the Seller did not know the substance of the representation and warranty was inaccurate at the time the representation or warranty was made, the inaccuracy shall be a breach of the applicable representation or warranty and the Seller shall cure the breach, repurchase the Mortgage Loan, or substitute for the Mortgage Loan in accordance with the Sale and Servicing Agreement.

     The representations and warranties in this Section shall survive the transfer and assignment of the Mortgage Loans to the Purchaser. The sole remedy of the Purchaser, the Noteholders, the Indenture Trustee on behalf of Noteholders, and the Credit Enhancer against the Seller for the breach of a representation or warranty is the Seller's obligation to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage Loan.

     The Purchaser acknowledges that the Seller, as Master Servicer, in its sole discretion, may purchase for its own account from the Trust any Mortgage Loan that is 151 days or more delinquent. The price for any Mortgage Loan purchased shall be calculated in the same manner as in Section 3.06 of the Sale and Servicing Agreement and shall be deposited in the Collection Account. When it receives a certificate from the Master Servicer in the form of Exhibit D to the Sale and Servicing Agreement, the Trust shall release to the purchaser of the Mortgage Loan the related Mortgage File and shall execute and deliver any instruments of transfer prepared by the purchaser of the Mortgage Loan, without recourse, necessary to vest in the purchaser of the Mortgage Loan any Mortgage Loan released pursuant to this Agreement, and the purchaser of the Mortgage Loan shall succeed to all the Trust's interest in the Mortgage Loan and all security and documents. This assignment shall be an assignment outright and not for security. The purchaser of the Mortgage Loan shall then own the Mortgage Loan, and all security and documents, free of any further obligation to the Trust, the Owner Trustee, the Indenture Trustee, the Transferor, the Credit Enhancer, or the Noteholders with respect to it.



                                  ARTICLE IV

                              SELLER'S COVENANTS

     Section 4.01. Covenants of the Seller.

     Except for the transfer under this Agreement, the Seller will not transfer to any other person, or create or suffer to exist any Lien on any Mortgage Loan, or any interest in one; the Seller will notify the Indenture Trustee of the existence of any Lien on any Mortgage Loan immediately on its discovery; and the Seller will defend the right, title and interest of the Trust and the Indenture Trustee in the Mortgage Loans against all claims of third parties claiming through the Seller. Nothing in this Section shall prohibit the Seller from suffering to exist on any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if they are not due at the time or if the Seller is contesting their validity in good faith by appropriate proceedings and set aside on its books adequate reserves with respect to them.



                                   ARTICLE V

                                   SERVICING

     Section 5.01. Servicing.

     The Seller will be the Master Servicer of the Mortgage Loans pursuant to the Sale and Servicing Agreement.



                                  ARTICLE VI

                                  TERMINATION

     Section 6.01. Termination.

     The respective obligations of the Seller and the Purchaser created by this Agreement shall terminate when the Indenture terminates in accordance with its terms.



                                 ARTICLE VII

                           MISCELLANEOUS PROVISIONS

     Section 7.01. Amendment.

     This Agreement may be amended from time to time by the Seller and the Purchaser, with the written consent of the Credit Enhancer by written agreement signed by the Seller and the Purchaser.

     Section 7.02. Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

     Section 7.03. Notices.

     All notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and signed by the party giving the same and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered when personally delivered or sent by facsimile or overnight courier or three Business Days after it was sent to its intended recipient if sent by first class mail. A facsimile has been delivered when the sending machine issues an electronic confirmation of transmission. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this Section, notices, demands, instructions, consents, and other communications in writing shall be given to or made on the respective parties at their respective addresses indicated below:

                  (i)      if to the Seller at:

                           Countrywide Home Loans, Inc.
                           4500 Park Granada
                           Calabasas, CA 91302
                           Ref:  CWABS 2004-E
and
                  (ii)     if to the Purchaser at:

                           CWABS, Inc.
                           4500 Park Granada
                           Calabasas, CA 91302
                           Ref:  CWABS 2004-E

     Section 7.04. Severability of Provisions.

     Any provisions of this Agreement that are held invalid for any reason or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the invalidity or unenforceability without invalidating the remaining provisions of this Agreement, and the prohibition or unenforceability in a jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

     Section 7.05. Counterparts.

     This Agreement may be executed in any number of copies, and by the different parties on the same or separate counterparts, each of which shall be considered to be an original instrument.

     Section 7.06. Further Agreements.

     The Purchaser and the Seller each agree to execute and deliver to the other any additional documents appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Notes.

     Section 7.07. Successors and Assigns: Assignment of Purchase Agreement.

     This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Trust, the Indenture Trustee, and the Credit Enhancer. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and the Credit Enhancer, except that the Seller may assign its obligations under this Agreement to any person into which the Seller is merged or any corporation resulting from any merger, conversion, or consolidation to which the Seller is a party or any person succeeding to the business of the Seller. The Purchaser is acquiring the Mortgage Loans to further transfer them to the Trust, and the Trust will Grant a Security Interest in them to the Indenture Trustee under the Indenture pursuant to which the Trust will issue a series of Notes secured by the Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller consents to the assignment by the Purchaser to the Trust, and by the Trust to the Indenture Trustee of all of the Purchaser's rights against the Seller under this Agreement insofar as they relate to Mortgage Loans transferred to the Trust and to the enforcement or exercise of any right against the Seller pursuant to this Agreement by the Indenture Trustee under the Sale and Servicing Agreement and the Indenture. Enforcement of a right by the Indenture Trustee shall have the same effect as if the right had been exercised by the Purchaser directly.

     Section 7.08. Survival.

     The representations and warranties in Article III shall survive the purchase of the Mortgage Loans.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                  CWABS, INC.
                                      Purchaser


                                  By: /s/ Celia Coulter
                                      -----------------------------------------
                                       Name:  Celia Coulter
                                       Title: Vice President


                                  COUNTRYWIDE HOME LOANS, INC.
                                       Seller


                                  By:   /s/ Celia Coulter
                                      -----------------------------------------
                                       Name:  Celia Coulter
                                       Title: Executive Vice President

STATE OF CALIFORNIA             )
                                ) ss.:
COUNTY OF LOS ANGELES           )




     On the 30th day of June, 2004 before me, a Notary Public in and for said State, personally appeared Celia Coulter, known to me to be a Vice President of CWABS, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  /s/ Glenda Daniel
                                                ------------------------
                                                Notary Public


Glenda J. Daniel
Commission # 1325392
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2005.

STATE OF CALIFORNIA            )
                               ) ss.:
COUNTY OF LOS ANGELES          )




     On the 30th day of June, 2004 before me, Celia Coulter of Countrywide Home Loans, Inc., personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 /s/ Glenda Daniel
                                                ------------------------
                                                Notary Public

Glenda J. Daniel
Commission # 1325392
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2005.

                                                                     SCHEDULE I

                                  SCHEDULE OF
                                MORTGAGE LOANS


                   [Delivered to the Indenture Trustee only]

                                                                    SCHEDULE II

                          STANDARD & POOR'S GLOSSARY


              Standard & Poor's Predatory Lending Categorization

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

------------------------------------------------------------------------------------------------------------------------
                                    Standard & Poor's High-Cost Loan Categorization
------------------------------------------------------------------------------------------------------------------------
               State/jurisdiction                         Category under applicable anti-predatory lending law
------------------------------------------------------------------------------------------------------------------------
Arkansas                                          High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Cleveland Heights, Ohio                           Covered Loan
------------------------------------------------------------------------------------------------------------------------
Colorado                                          Covered Loan
------------------------------------------------------------------------------------------------------------------------
Connecticut                                       High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
District of Columbia                              Covered Loan
------------------------------------------------------------------------------------------------------------------------
Florida                                           High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - March 6, 2003)            High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Georgia as amended (March 7, 2003 - current)      High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
HOEPA Section 32                                  High Cost Loan
------------------------------------------------------------------------------------------------------------------------
Illinois                                          High Risk Home Loan
------------------------------------------------------------------------------------------------------------------------
Kansas                                            High Loan-to-Value Consumer Loans and High APR Consumer Loans
------------------------------------------------------------------------------------------------------------------------
Kentucky                                          High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Los Angeles, Calif.                               High Cost Refinance Home Loan
------------------------------------------------------------------------------------------------------------------------
Maine                                             High Rate High Fee mortgage
------------------------------------------------------------------------------------------------------------------------
Massachusetts                                     High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Nevada                                            Home Loan
------------------------------------------------------------------------------------------------------------------------
New Jersey                                        High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
New York                                          High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
New Mexico                                        High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
North Carolina                                    High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Oakland, Calif.                                   High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
Ohio                                              Covered Loan
------------------------------------------------------------------------------------------------------------------------
Oklahoma                                          Subsection 10 Mortgage
------------------------------------------------------------------------------------------------------------------------
South Carolina                                    High Cost Home Loan
------------------------------------------------------------------------------------------------------------------------
West Virginia                                     West Virginia Mortgage Loan Act Loan
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                     Standard & Poor's Covered Loan Categorization
------------------------------------------------------------------------------------------------------------------------
               State/jurisdiction                         Category under applicable anti-predatory lending law
------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - March 6, 2003)            Covered Loan
------------------------------------------------------------------------------------------------------------------------
New Jersey                                        Covered Home Loan
------------------------------------------------------------------------------------------------------------------------


                                      23


------------------------------------------------------------------------------------------------------------------------
                                      Standard & Poor's Home Loan Categorization
------------------------------------------------------------------------------------------------------------------------
               State/jurisdiction                         Category under applicable anti-predatory lending law
------------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002- March 6, 2003)             Home Loan
------------------------------------------------------------------------------------------------------------------------
New Jersey                                        Home Loan
------------------------------------------------------------------------------------------------------------------------
New Mexico                                        Home Loan
------------------------------------------------------------------------------------------------------------------------
North Carolina                                    Consumer Home Loan
------------------------------------------------------------------------------------------------------------------------
Oakland, Calif.                                   Home Loan
------------------------------------------------------------------------------------------------------------------------
South Carolina                                    Consumer Home Loan
------------------------------------------------------------------------------------------------------------------------

                                                                        ANNEX 1

                                ADOPTION ANNEX

          The purchase price for the Mortgage Loans pursuant to Section 2.03(a) is the transfer to the Seller on the Closing Date of the Notes and the Transferor Certificates.

          The items referred to in the representations and warranties in
Section 3.02 are:

          (xii) 0% and 0% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, being transferred on the relevant date (by Cut-off Date Loan Balance) were 30-59 days delinquent (measured on a contractual basis).

          (xvii) As of the Cut-off Date no more than 0.18% and 0.67% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code.

          (xviii) The Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100%.

          (xxix) The weighted average remaining term to maturity of the Mortgage Loans on a contractual basis as of the Cut-off Date is approximately 288 and 291 months with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. The Loan Rate Caps for the Mortgage Loans range between 6.00% and 18.00% and 12.50% and 18.00% with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, and the weighted average Loan Rate Cap is approximately 17.870% and 17.921% with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. The Gross Margins for the Mortgage Loans range between -0.25% and 6.750% and -1.25% and 6.250% with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, and the weighted average Gross Margin is approximately 2.193% and 1.842% as of the Cut-off Date for the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. The Loan Rates on the Mortgage Loans range between 3.00% and 10.75% and 2.75% and 10.25% with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, and the weighted average Loan Rate on the Mortgage Loans is approximately 6.192% and 5.841% with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. As of the Cut-off Date, 100% and 16.87% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, by aggregate principal balance, have original principal balances (by credit limit) that conform to Fannie Mae or Freddie Mac guidelines.

          (xxxi) No more than 27.88% and 31.02% (by Cut-off Date Loan Balance) of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, are secured by real property improved by individual condominium units, units in planned unit developments, townhouses, or two-to-four family residences erected on them, and at least 72.12% and 68.98%


                                   Ann-1-1

(by Cut-off Date Loan Balance) of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, are secured by real property with a detached one-family residence erected on them.

          (xxxii) The Credit Limits on the Mortgage Loans range between approximately $7,500 and $175,200 and $7,700 and $1,500,000 with an average of approximately $34,404 and $76,296 with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively. As of the Cut-off Date, no Mortgage Loan had a principal balance in excess of approximately $162,500 and $1,500,000 and the average principal balance of the Mortgage Loans is equal to approximately $29,719 and $63,868 with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively.

          (xxxiii) Approximately 0.00% and 100.00% of the Mortgage Loans of each Loan Group, by aggregate principal balance as of the Cut-off Date for the Mortgage Loans, are first and second liens, respectively.

          (xxxiv) As of the Closing Date, no more than 13.56% and 4.56% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, by aggregate principal balance, were appraised electronically.

          (xxxix) As of the Cut-off Date (based upon the drawn balances), the Mortgage Loans had a weighted average Combined Loan-to-Value Ratio of 87.39% and 84.11%; a range of Combined Loan-to-Value Ratios between 2.10% and 86.87% and 0.93% and 86.96%; a percentage of primary residences of 94.00% and 93.04%; a weighted average FICO score of 711 and 715; a range of FICO scores between 539 and 839 and 516 and 838; a Weighted Average Net Loan Rate of 5.692% and 5.341%; a range of net Loan Rates between 2.50% and 10.25% and 2.25% and 9.75%; a weighted average original stated term to maturity of 299 and 300 months; a range of original term to maturity between 120 and 300 months and 120 and 300 months; a range of remaining term to maturity between 75 and 298 months and 78 and 298 months; an average drawn balance of $29,719 and $63,864; a weighted average utilization ratio of 86.38% and 83.71%; and 92.45% and 93.06% of the Mortgage Loans have their respective Mortgaged Properties located in the top five states, measured by aggregate drawn balances, all with respect to the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively.


                                   Ann-1-2